UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
H&E EQUIPMENT SERVICES, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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H&E Equipment Services, Inc.
11100 Mead Road, Suite 200
Baton Rouge, LA 70816
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
Tuesday, May 24, 2011
Dear Stockholder,
The 2011 Annual Meeting of Stockholders of H&E Equipment Services, Inc. will be held at the Hilton Baton Rouge Capitol Center Hotel, The Governor’s Room, 201 Lafayette Street, Baton Rouge, LA 70801, on Tuesday, May 24, 2011, at 7:30 AM (Central Daylight time).
Proposals to be considered at the 2011 Annual Meeting:
(1)	the election of eight Directors to serve until the 2012 Annual Meeting of Stockholders of the Company;

(2)	the ratification of the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2011;

(3)	an advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement;

(4)	an advisory vote on the frequency on future advisory votes on Named Executive Officer compensation; and

(5)	the transaction of any other business as may properly come before the meeting or any adjournment thereof.
                The Board of Directors recommends a vote “FOR” each director nominee, “FOR” Items 2 and 3 and for “ONE YEAR” for Item 4.

Stockholders are cordially invited to attend the Annual Meeting and vote in person. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or the agent that holds your shares and you bring such proxy to the Annual Meeting. For directions to the Annual Meeting, please call the Hilton Baton Rouge Capitol Center Hotel at (225) 344-5866.

You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.
This Is Not A Proxy. You Cannot Use This Notice To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: http://www.cstproxy.com/he-equipment/2011	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

H&E Equipment Services, Inc.
11100 Mead Road, Suite 200, Baton Rouge, LA 70816
Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On Tuesday, May 24, 2011
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 17, 2011 to facilitate a timely delivery.
The following Proxy Materials are available for you to review at: http://www.cstproxy.com/he-equipment/2011
-	the Company’s Annual Report for the year ended December 31, 2010

-	the Company’s 2011 Proxy Statement (including all attachments thereto)

-	the Proxy Card

-	any amendments to the foregoing materials that are required to be furnished to stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690
or
By logging on to http://www.cstproxy.com/he-equipment/2011
or
By email at: proxy@continentalstock.com
Please include the company name and your account number in the subject line.